LETTER TO THE SHAREHOLDERS OF THE JPM INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND

November 15, 1997

Dear Shareholder:

The JPM Institutional Global Strategic Income Fund seeks to exceed the total returns that can be provided by more traditional U.S. fixed-income portfolios by investing in the world's extended fixed-income markets. The Fund commenced operations on March 17, 1997.

In an investment environment made challenging by extreme volatility in global fixed-income markets, the Fund performed positively for the period March 31, 1997 through October 31, 1997, returning 7.30%. The Lehman Brothers Aggregate Bond Index (the Fund's benchmark) provided a 8.69% return for the same period, as U.S. Treasuries, a sector of the fixed-income market in which the Fund does not invest, contributed significantly to the benchmark's performance.

The Fund's net asset value increased from $10.00 per share, as of March 17, 1997 to $10.16 per share by October 31, 1997 after paying approximately $0.45 per share in dividends from ordinary income. The Fund's net assets were $105.1 million and the net assets of The Global Strategic Income Portfolio, in which the Fund invests, totaled approximately $100.4 million on October 31, 1997.

The report that follows includes an interview with Mark E. Smith, a member of the portfolio management team responsible for the Fund. This interview is designed to answer commonly asked questions about the Fund, elaborate on what happened during the reporting period, and provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we look forward to sharing Morgan's insights regarding global markets with you going forward. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 766-7722.

Sincerely yours,


/s/  Ramon de Oliveira                    /s/  Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated


-------------------------------------------------------------------------------
TABLE OF CONTENTS

LETTER TO THE SHAREHOLDERS . . . . . 1   FUND FACTS AND HIGHLIGHTS . . . . . 6

FUND PERFORMANCE . . . . . . . . . . 2   FINANCIAL STATEMENTS. . . . . . . . 8

PORTFOLIO MANAGER Q&A. . . . . . . . 3
-------------------------------------------------------------------------------

Fund performance


EXAMINING PERFORMANCE
There are several ways to evaluate a mutual fund's historical performance record. One approach is to take a look at the growth of a hypothetical investment of $1,000,000 (the minimum investment in the Fund). The chart at right shows that $1,000,000 invested in the Fund on March 31, 1997* would have grown to $1,073,049 at October 31, 1997.

Another way to look at performance is to review a fund's annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically 1, 5, or 10 years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.



GROWTH OF $1,000,000 SINCE INCEPTION*
MARCH 31, 1997 - OCTOBER 31, 1997

[CHART]

PERFORMANCE                                  TOTAL RETURNS
                                             -------------------------------
                                             ONE       THREE     SINCE
AS OF OCTOBER 31, 1997                       MONTH     MONTHS    INCEPTION*
----------------------------------------------------------------------------
The JPM Institutional Global Strategic
     Income Fund                             -1.79%    -0.48%     7.30%
Lehman Brothers Aggregate Bond Index          1.45%     2.08%     8.69%
Lipper Global Income Funds Average           -0.85%     0.70%     7.52%

AS OF SEPTEMBER 30, 1997
----------------------------------------------------------------------------
The JPM Institutional Global Strategic
     Income Fund                              2.00%     4.11%     9.26%
Lehman Brothers Aggregate Bond Index          1.48%     3.33%     7.14%
Lipper Global Income Funds Average            2.23%     2.47%     5.72%


*THE FUND COMMENCED OPERATIONS ON MARCH 17, 1997 AND HAS PROVIDED A TOTAL RETURN OF 6.15% FROM THAT DATE THROUGH OCTOBER 31, 1997. FOR THE PURPOSE OF COMPARISON, THE "SINCE INCEPTION" RETURNS IN THE TABLE ABOVE ARE CALCULATED FROM MARCH 31, 1997, THE FIRST DATE WHEN DATA FOR THE FUND, ITS BENCHMARK, AND ITS LIPPER CATEGORY AVERAGE WERE AVAILABLE.

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES AND ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND REFLECT REIMBURSEMENT OF CERTAIN FUND AND PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS AN UNMANAGED INDEX WHICH MEASURES BOND MARKET PERFORMANCE. IT DOES NOT INCLUDE FEES OR EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

Portfolio manager Q&A


[PHOTOGRAPH]

Following is an interview with MARK E. SMITH, VICE PRESIDENT, a member of the portfolio management team for The Global Strategic Income Portfolio, in which the Fund invests. Mark joined J.P. Morgan's investment management group after ten years at Allied Signal, Inc., where he was an internal fixed income portfolio manager. For five years, he had similar responsibilities at Armco Inc. Mark is a graduate of Ohio Northern University and earned his MBA at the University of Cincinnati. This interview was conducted on November 13, 1997 and reflects Mark's views on that date.

THERE WAS EXTREME VOLATILITY DURING THE MONTH OF OCTOBER AS ECONOMIC AND CURRENCY PROBLEMS IN SOUTHEAST(SE) ASIA IMPACTED THE REST OF THE WORLD. CAN YOU COMMENT ON WHAT HAPPENED IN GLOBAL BOND MARKETS AND, SPECIFICALLY, TO THE SECTORS IN WHICH THE PORTFOLIO INVESTS?

MES: The Portfolio is invested in five segments, or sectors, of the fixed income market, which we refer to as "extended" markets. These markets are different from the traditional sectors in which a broad fixed income strategy normally invests. Specifically, these extended markets include: international sovereign debt, emerging market debt (EMD), high-yield debt (below investment-grade), corporate bonds, and mortgage securities.

While the volatility from the turmoil in SE Asia hit all these sectors, EMD suffered the most. The yield spread of the EMD Index over Treasuries drastically widened in October, and bonds within this sector came under severe price pressure. So EMD weakness was a major factor in the October markets, and it certainly had a very significant impact on the Portfolio's performance. The other less publicized market factor in October was the flight to quality in U.S. Treasuries by global investors. This created a strong monthly performance for the strategy's benchmark, which is 50% invested in U.S. Treasuries.

We've been managing portfolios of similar strategy for nearly three years now, and this was the worst one month of relative performance we've witnessed during that period. Having said that, however, we can add that we've already seen some considerable recovery. And although spreads have now settled into less extreme ranges, we still view the current spreads as more reflective of investor panic, than relative value.

CAN YOU EXPLAIN IN GREATER DETAIL WHAT CAUSED THE CRISIS IN SE ASIA?

MES: As you may or may not know, many SE Asian currencies were pegged to the U.S. dollar, meaning their currency values were maintained at stable levels relative to the value of the U.S. dollar. Throughout the summer, investors began to question the sustainability of those pegs to the U.S. dollar. In other words, based on the overheated and unhealthy economic scenarios in many of these SE Asian countries, investors were understanding that many SE Asian currencies were unjustifiably expensive, and a widespread sell-off of these currencies occurred. Specifically, severe devaluations of the currencies in Thailand, Malaysia, and Indonesia resulted. That selling momentum carried into September and October, and currency speculators moved into

Hong Kong -- which was actually considered one of the healthier SE Asian economies. So as fear of a Hong Kong dollar delinkage took place, the world took notice.

After Hong Kong, the crisis swept into other parts of Asia, including Korea. Consequently, investors decided to reduce their exposure to all emerging market debt (EMD) -- an attitude which eventually carried into Latin America as well, particularly Brazil.

The Asian economic crisis has its roots in rapidly expanding export-driven economies financed by relatively easy monetary conditions. The reversal of these conditions will take time. And as I said earlier, while its impact on emerging fixed-income markets was initially severe, we have already seen some solid recovery in market conditions.

WHAT HAPPENED DURING THIS TIME IN THE U.S. FIXED-INCOME MARKETS?

MES: As a result of the EMD weakness in October, there was a flight to quality which caused strong demand for U.S. government debt. Consequently, U.S. government interest rates declined by approximately 25 basis points, creating significant capital appreciation for investors in the U.S. Treasury market. This is not a market in which the Portfolio directly invests, so the Fund's performance lagged. However, the mortgage and corporate sectors, in which the Portfolio does invest, did what we expected them to do during the weak October environment. The mortgage market actually outperformed the broad market during the month.

This is one of the advantages of a multi-sector, diversified strategy -- when one sector comes under severe pressure, the other sectors can frequently compensate. If one had been invested solely in an emerging market debt portfolio, one would no doubt have experienced severe negative performance during the month. The Portfolio's multi-sector strategy reduced the impact of the extremes we recently witnessed.

HOW DID THE FUND PERFORM IN THE MIDST OF ALL THIS TURMOIL?

While the month of October had a negative impact on performance, the Fund provided favorable returns for the reporting period. So that's the good news. In fact, up until October, the high-yield (below-investment grade corporate) market had been a very strong contributor to the returns generated by the Fund. And because that market has already significantly stabilized, we believe the Fund is positioned to benefit in the future. The bad news, however, is that the Fund underperformed its benchmark (the Lehman Brothers Aggregrate Bond Index). That was primarily because U.S. Treasuries performed so well -- as I just explained earlier.

THE INTERNATIONAL SECTOR WAS REDUCED DURING THE YEAR. WHAT ARE YOUR INTENTIONS FOR THIS SECTOR GOING FORWARD?

MES: Earlier in the year, the Portfolio held almost a full allocation to the international sector. The Fund will normally hold about a 12% allocation to non-U.S. dollar debt. That allocation was reduced and we ended the fiscal year at approximately 5%. For the most part, that reflects the fact that growth is materializing in Europe at what we believe is a sufficient enough pace for interest rates to be rising there. Of course, we had also seen better opportunities in other markets, so that also led us to reduce the Portfolio's international exposure.

While we will probably continue to reduce our allocation, we believe there are some selective opportunities internationally. We find Australia and Japan to have some short-term investment appeal. They are the closest industrialized countries to the pain that is going on in SE Asia. As a result, their economic growth is likely to be constrained over the near-term, which would be positive for their bond markets. So we expect to see lower interest rates in both of those economies; lower even than the rates that currently exist in Japan (which are now below 2%). So the Portfolio has a little over 5% invested in those two markets.

Regarding Asia in general, there are some real economic problems to be solved. The Asian countries are going to have to come to grips with some of the same economic issues that Latin America had to deal with in 1994 and 1995. We are confident that they will. And when that happens, there will be some very attractive economies for fixed-income investments.

WHAT ABOUT THE VOLATILITY OF FIXED-INCOME MARKETS GOING FORWARD?

MES: The kind of volatility experienced recently is within our range of expectations, regarding the Fund's general investment strategy and the specific sectors in which it invests. And such abrupt swings can often provide a huge opportunity for outperformance going forward. The fact that emerging market debt underperformed has resulted in some very significant buying opportunities within individual countries. We believe that many securities offer as good a credit now as they did before. So we feel the recent fall in values gives us an opportunity to buy these securities at very attractive prices.

As we look ahead, we expect to move toward our maximum allocations to the emerging market sector. We came into this period approximately 20% invested, with the flexibility to go as high as 25%. We would certainly expect to reach that allocation level in the ensuing period. We also believe the investment opportunities that have been created in October should go a long way in helping the Fund generate favorable relative returns going into 1998.

Fund facts

INVESTMENT OBJECTIVE

The JPM Institutional Global Strategic Income Fund's investment objective is high total return from a portfolio of fixed income securities of foreign and domestic issuers. It is designed for investors who seek exposure to high-yielding, international and emerging debt markets in their investment portfolios.The Portfolio's benchmark is The Lehman Brothers Aggregate Bond Index.

-------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
03/17/97

-------------------------------------------------------------------------------
NET ASSETS AS OF 10/31/97
$105,050,950

-------------------------------------------------------------------------------
DIVIDEND PAYABLE DATE
MONTHLY

-------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/24/97


EXPENSE RATIO
The Fund's annual expense ratio of 0.65% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The Fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping Fund shares, or for wiring redemption proceeds from the Fund.

Fund highlights
ALL DATA AS OF OCTOBER 31, 1997

30-DAY SEC YIELD
7.41%

DURATION
4.52 years

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. MORGAN GUARANTY TRUST COMPANY OF NEW YORK SERVES AS AN INVESTMENT ADVISOR AND MAKES THE FUND AVAILABLE SOLELY IN ITS CAPACITY AS SHAREHOLDER SERVICING AGENT. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. AN INVESTMENT IN THE FUND WILL FLUCTUATE AND MAY LOSE VALUE.

Past performance is no guarantee for future performance. Returns are net of fees, assume the reinvestment of fund distributions and may reflect the reimbursement of the fund expenses as described in the prospectus. Had expenses not been subsidized, returns would have been lower. The Fund invests through a master portfolio (another fund with the same objective). The fund invests in below investment-grade debt obligations and foreign securities which are subject to special risks; prospective investors should refer to the funds prospectus for a discussion of these risks.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ IT CAREFULLY BEFORE INVESTING.

THE JPM INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997
--------------------------------------------------------------------------------

ASSETS
Investment in The Global Strategic Income
  Portfolio ("Portfolio"), at value                $100,380,892
Receivable for Shares of Beneficial Interest Sold     5,127,851
Receivable for Expense Reimbursements                    32,042
Deferred Organization Expenses                           31,748
Prepaid Trustees' Fees                                       57
Prepaid Expenses and Other Assets                         1,426
                                                   ------------
    Total Assets                                    105,574,016
                                                   ------------
LIABILITIES
Dividends Payable to Shareholders                       396,284
Payable for Shares of Beneficial Interest
  Redeemed                                               15,715
Organization Expenses Payable                            13,389
Shareholder Servicing Fee Payable                         8,692
Administrative Services Fee Payable                       2,616
Administration Fee Payable                                  171
Fund Services Fee Payable                                   136
Accrued Expenses                                         86,063
                                                   ------------
    Total Liabilities                                   523,066
                                                   ------------
NET ASSETS
Applicable to 10,339,398 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $105,050,950
                                                   ------------
                                                   ------------
Net Asset Value, Offering and Redemption Price
  Per Share                                              $10.16
                                                          -----
                                                          -----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $104,474,420
Undistributed Net Investment Income                     185,250
Accumulated Net Realized Gain on Investment and
  Foreign Currency Transactions                         389,137
Net Unrealized Appreciation of Investment and
  Foreign Currency Translations                           2,143
                                                   ------------
    Net Assets                                     $105,050,950
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD MARCH 17, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Interest and Dividend Income (Net of
  Foreign Withholding Tax of $10,095)                         $3,663,032
Allocated Portfolio Expenses (Net of
  Reimbursement of $69,136)                                     (306,551)
                                                              ----------
    Net Investment Income Allocated from
      Portfolio                                                3,356,481
FUND EXPENSES
Registration Fees                                  $ 63,303
Shareholder Servicing Fee                            47,162
Printing Expenses                                    16,219
Administrative Services Fee                          14,447
Transfer Agent Fees                                  13,484
Professional Fees                                    11,815
Amortization of Organization Expenses                 4,553
Fund Services Fee                                     1,573
Administration Fee                                    1,378
Trustees' Fees and Expenses                             561
Miscellaneous                                         5,632
                                                   --------
    Total Fund Expenses                             180,127
Less: Reimbursement of Expenses                    (180,127)
                                                   --------
NET FUND EXPENSES                                                     --
                                                              ----------
NET INVESTMENT INCOME                                          3,356,481
NET REALIZED GAIN ON INVESTMENT AND FOREIGN
  CURRENCY TRANSACTIONS ALLOCATED FROM PORTFOLIO                 566,692
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENT AND FOREIGN CURRENCY TRANSLATIONS
  ALLOCATED FROM PORTFOLIO                                         2,143
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $3,925,316
                                                              ----------
                                                              ----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE PERIOD
                                                    MARCH 17, 1997
                                                   (COMMENCEMENT OF
                                                    OPERATIONS) TO
                                                   OCTOBER 31, 1997
                                                   ----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $     3,356,481
Net Realized Gain on Investment and Foreign
  Currency Transactions Allocated from Portfolio           566,692
Net Change in Unrealized Appreciation of
  Investment and Foreign Currency Translations
  Allocated from Portfolio                                   2,143
                                                   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                         3,925,316
                                                   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                   (3,348,786)
                                                   ----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold       107,327,482
Reinvestment of Dividends                                1,054,450
Cost of Shares of Beneficial Interest Redeemed          (4,007,512)
                                                   ----------------
    Net Increase from Transactions in Shares of
      Beneficial Interest                              104,374,420
                                                   ----------------
    Total Increase in Net Assets                       104,950,950
NET ASSETS
Beginning of Period                                        100,000
                                                   ----------------
End of Period (including undistributed net
  investment income of $185,250)                   $   105,050,950
                                                   ----------------
                                                   ----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period is as follows:

                                                    FOR THE PERIOD
                                                    MARCH 17, 1997
                                                   (COMMENCEMENT OF
                                                    OPERATIONS) TO
                                                   OCTOBER 31, 1997
                                                   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD               $         10.00
                                                   ----------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                         0.46
Net Realized and Unrealized Gain on Investment
  and Foreign Currency                                        0.15
                                                   ----------------
Total from Investment Operations                              0.61
                                                   ----------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                        (0.45)
                                                   ----------------

NET ASSET VALUE, END OF PERIOD                     $         10.16
                                                   ----------------
                                                   ----------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                                  6.15%(a)
Net Assets, End of Period (in thousands)           $       105,051
Ratios to Average Net Assets
  Expenses                                                    0.65%(b)
  Net Investment Income                                       7.12%(b)
  Decrease Reflected in Expense Ratio due to
    Expense Reimbursement                                     0.53%(b)

------------------------
(a) Not annualized.

(b) Annualized

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The JPM Institutional Global Strategic Income Fund (the "Fund") is a separate series of The JPM Institutional Funds, a Massachusetts business trust (the "Trust") which was organized on November 4, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on March 17, 1997.

The Fund invests all of its investable assets in The Global Strategic Income Portfolio (the "Portfolio"), a no-load, diversified, open-end management investment company having the same investment objective as the Fund. The value of such investment included in the Statement of Assets and Liabilities reflects the Fund's proportionate interest in the net assets of the Portfolio (99.99% at October 31, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Fund:

   a) Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The Fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the Portfolio each day. All the net investment income and realized and unrealized gain and loss of the Portfolio is allocated pro rata among the Fund and other investors in the Portfolio at the time of such determination.

   c) Substantially all the Fund's net investment income is declared as dividends daily and paid monthly. Distributions to shareholders of net realized capital gain, if any, are declared and paid annually.

   d) The Fund incurred organization expenses in the amount of $36,300. Morgan Guaranty Trust Company of New York ("Morgan") has agreed to pay the organization expenses of the Portfolio. The Portfolio has agreed to reimburse Morgan for these costs which are being deferred and amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the Fund..

   e) The Fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

THE JPM INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

   f) Expenses incurred by the Trust with respect to any two or more funds in the Trust are allocated in proportion to the net assets of each fund in the Trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   g) The Fund accounts for and reports distributions to shareholders in accordance with Statement of Position 93-2 "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investments Companies." The effect of applying this statement was to increase Undistributed Net Investment Income by $177,555 and decrease Accumulated Net Realized Gain on Investment and Foreign Currency Transactions by $177,555. The adjustments are primarily attributable to foreign currency gains. Net investment income, net realized gains and net assets were not affected by this change.

2. TRANSACTIONS WITH AFFILIATES

   a) The Trust, on behalf of the Fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the Fund. Under a Co-Administration Agreement between FDI and the Trust on behalf of the Fund, FDI provides administrative services necessary for the operations of the Fund, furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers affiliated with FDI. The Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund is based on the ratio of the Fund's net assets to the aggregate net assets of the Trust and certain other investment companies subject to similar agreements with FDI. For the period from March 17, 1997 (commencement of operations) to October 31, 1997, the fee for these services amounted to $1,378.

   b) The Trust, on behalf of the Fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the Fund. Under the Services Agreement, the Fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the Portfolio and the other portfolios in which the Trust and the JPM Pierpont Funds invest (the "Master Portfolios") and JPM SeriesTrust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust, the Master Portfolios, certain other investors in the Master Portfolios for which Morgan provides similar services, and JPM Series Trust. For the period from March 17, 1997 (commencement of operations) through October 31, 1997, the fee for these services amounted to $14,447.

      In addition, Morgan has agreed to reimburse the Fund to the extent necessary to maintain the total operating expenses of the Fund, including the expenses allocated to the Fund from the Portfolio, at no

THE JPM INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------
      more than 0.65% of the average daily net assets of the Fund through February 28, 1998. For the period from March 17, 1997 (commencement of operations) through October 31, 1997, Morgan has agreed to reimburse the Fund $180,127 for expenses under this agreement.

   c) The Trust, on behalf of the Fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to Fund shareholders. The agreement provides for the Fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Fund. For the period from March 17, 1997 (commencement of operations) to October 31, 1997, the fee for these services amounted to $47,162.

   d) The Trust, on behalf of the Fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Trust's affairs. The Trustees of the Trust represent all the existing shareholders of Group. The Fund's allocated portion of Group's costs in performing its services amounted to $1,573 for the period from March 17, 1997 (commencement of operations) to October 31, 1997.

   e) An aggregate annual fee of $75,000 is paid to each Trustee for serving as a Trustee of the Trust, The JPM Pierpont Funds, the Master Portfolios and JPM Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the Fund's allocated portion of these total fees and expenses. Prior to April 1, 1997, the aggregate annual Trustee Fee was $65,000. The Trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $300.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the Fund were as follows:

                                                    FOR THE PERIOD
                                                    MARCH 17, 1997
                                                   (COMMENCEMENT OF
                                                    OPERATIONS) TO
                                                   OCTOBER 31, 1997
                                                   ----------------
Shares sold......................................       10,627,551
Reinvestment of dividends and distributions......          103,237
Shares redeemed..................................         (391,390)
                                                   ----------------
Net Increase.....................................       10,339,398
                                                   ----------------
                                                   ----------------

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund and the Portfolio.

THE JPM INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

4. CREDIT AGREEMENT

The Trust, on behalf of the Fund, together with other affiliated investment companies (the "Funds"), entered into a revolving line of credit agreement (the "Agreement") on May 28, 1997, with unaffiliated lenders. Additionally, since all of the investable assets of the Fund are in the Portfolio, the Portfolio is party to certain covenants of the Agreement. The maximum borrowing under the commitment Agreement is $150,000,000. The Agreement expires on May 27, 1998, however, the Fund as party to the Agreement will have the ability to extend the Agreement and continue its participation therein for an additional 364 days. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The Funds pay a commitment fee at an annual rate of 0.065% on the unused portion of the committed amount which is allocated to the Funds in accordance with procedures established by their respective Trustees or Directors. The Fund has not borrowed pursuant to the Agreement as of October 31, 1997.

5. SUBSEQUENT EVENT

On December 23, 1997, the Fund will declare a capital gain dividend of approximately $0.03 per share to shareholders of record on December 22, 1997, payable on December 24, 1997.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
The JPM Institutional Global Strategic Income Fund

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The JPM Institutional Global Strategic Income Fund (one of the series constituting part of The JPM Institutional Funds, hereafter referred to as the "Fund") at October 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the period March 17, 1997 (commencement of operations) through October 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
December 22, 1997

The Global Strategic Income Portfolio
Annual Report October 31, 1997
(The following pages should be read in conjunction with The JPM Institutional Global Strategic Income Fund
Annual Financial Statements)

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997
--------------------------------------------------------------------------------

                                                                          MOODY'S/S&P
     PRINCIPAL                                                               RATING
      AMOUNT+                        SECURITY DESCRIPTION                 (UNAUDITED)        VALUE
-------------------    -------------------------------------------------  ------------   -------------
COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET BACKED SECURITIES (20.2%)
FINANCIAL SERVICES (20.2%)
$           931,001    Aegis Auto Receivables Trust, Sequential Payer,
                         Series 1996-3, Class A, Callable, (144A), 8.80%
                         due 03/20/02(r)................................     NR/NR       $     727,636
          1,750,000    BCF L.L.C., Series 1997-CI, Class E, (144A),
                         8.48% due 10/25/26.............................     NR/NR           1,723,750
          1,984,377    Chase Commercial Mortgage Securities Corp.,
                         Subordinated Bond, Series 1997-1, Class E,
                         Callable, 7.37% due 12/19/07...................    NR/BBB-          2,019,414
         23,500,306    CS First Boston Mortgage Securities Corp, Remic:
                         I/O, CSTR, Series 1997-2, Class X, Callable,
                         (144A), 1.21% due 06/25/20.....................     NR/AAA          1,064,858
          1,000,000    DLJ Mortgage Acceptance Corp, Series DRRE-1A,
                         (144A), 8.25% due 07/25/27.....................     NR/NR           1,031,875
          2,000,000    First Chicago/Lennar Trust, Series 1997-CHL1,
                         Class D, Collateral Strip Interest, Callable,
                         (144A), 8.12% due 05/29/08.....................     NR/NR           2,021,250
          1,000,000    Green Tree Financial Corp., Subordinated Bond,
                         Series 1997-4, Class B1, Callable, 7.23% due
                         02/15/29.......................................   Baa1/BBB+         1,012,656
            649,142    Home Mac Mortgage Securities Corp., Series
                         1985-1, secured by GNMA, Pre-refunded, 11.375%
                         due 08/01/15...................................     NR/NR             688,497
          1,724,621    Merrill Lynch Mortgage Investors, Inc.,
                         Subordinated Bond, CSTR, Series 1995-C2, Class
                         E, Callable, 8.19% due 06/15/21................     Ba3/NR          1,732,166
          2,000,000    Merrill Lynch Mortgage Investors, Inc.,
                         Subordinated Bond, Series 1997-C1, Class F,
                         Callable, 7.12% due 06/18/29...................     NR/BB           1,866,562
          2,000,000    Morgan Stanley Capital I, Subordinated Bond,
                         Series 1997-C1, Class F, Callable, (144A),
                         6.85% due 02/15/20.............................     Ba2/NR          1,803,750
          1,570,000    Morgan Stanley Capital I, Subordinated Bond,
                         Series 1997-HF1, Class G, Callable, (144A),
                         6.86% due 05/15/11.............................     NR/NR           1,379,637
          1,000,000    Morgan Stanley Capital I, Subordinated Bond,
                         Series 1997-XL1, Class G, Callable, (144A),
                         7.695% due 10/03/30............................     Ba3/BB            981,562
            435,000    Morgan Stanley Capital, Inc., Subordinated Bond,
                         Series 1997-HF1, Class F, Callable, (144A),
                         6.86% due 02/15/10.............................     NR/NR             397,209
            250,000    Niantic Bay Fuel Trust, 9.02% due 06/05/98.......     NR/NR             245,625
            319,050    Salomon Brothers Mortgage Securities V, Inc.,
                         Series 1985-1, secured by GNMA, Pre-refunded,
                         12.00% due 04/01/15............................     NR/NR             337,196
            205,800    Salomon Brothers Mortgage Securities V, Inc.,
                         Series 1985-2, secured by GNMA, Pre-refunded,
                         12.00% due 05/01/15............................     NR/NR             213,389
            987,441    Structured Asset Securities Corp., Subordinated
                         Bond, Series 1997-C1, Class E, FRB, Callable,
                         (144A), 6.56% due 08/25/00.....................     NR/NR             987,441
                                                                                         -------------
                           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS AND
                             ASSET BACKED SECURITIES (COST
                             $19,801,802)...............................                    20,234,473
                                                                                         -------------

CONVERTIBLE BONDS (0.1%)
RETAIL (0.1%)
            150,000    Corporate Express Inc., Callable 07/01/99, 4.50%
                         due 07/01/00 (cost $127,217)...................      B3/B             133,688
                                                                                         -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

                                                                          MOODY'S/S&P
     PRINCIPAL                                                               RATING
      AMOUNT+                        SECURITY DESCRIPTION                 (UNAUDITED)        VALUE
-------------------    -------------------------------------------------  ------------   -------------
CORPORATE OBLIGATIONS (28.4%)
AEROSPACE (1.1%)
$           500,000    K & F Industries, Inc., Callable 10/15/02,
                         (144A), 9.25% due 10/15/07.....................     B3/B-       $     506,250
            500,000    Northrop Grumman Corp., Callable 10/15/04, 9.375%
                         due 10/15/24(s)................................   Baa3/BBB-           584,905
                                                                                         -------------
                                                                                             1,091,155
                                                                                         -------------
AUTOMOTIVE SUPPLIES (0.7%)
            300,000    Exide Corp., Callable 04/15/00, 10.00% due
                         04/15/05.......................................     B1/NR             308,250
            400,000    Hayes Lemmerz International, Inc., Callable
                         07/15/02, (144A), 9.125% due 07/15/07..........     B3/NR             408,000
                                                                                         -------------
                                                                                               716,250
                                                                                         -------------
BANKING (0.5%)
            500,000    Mellon Capital I, Series A, Callable 12/01/06,
                         7.72% due 12/01/26(s)..........................    A2/BBB+            510,445
                                                                                         -------------
BROADCASTING & PUBLISHING (3.1%)
            400,000    Cablevision Systems Corp., 10.50% due 05/15/16...     B1/BB-            444,000
            500,000    Capstar Broadcasting Partners, Callable 07/01/02,
                         9.25% due 07/01/07.............................     B2/B-             506,250
            400,000    Chancellor Media Corp., Callable 6/15/02, (144A),
                         8.75% due 06/15/07.............................     B3/B-             405,000
            700,000    Fox Kids Worldwide, Inc., Callable 11/01/02,
                         (144A),
                         9.25% due 11/01/07.............................      B1/B             677,250
            500,000    Lenfest Communications Inc., 10.50% due
                         06/15/06.......................................     B2/BB-            552,500
            500,000    TCI Communications Inc., 7.875% due
                         02/15/26(s)....................................    Ba1/BBB-           513,960
                                                                                         -------------
                                                                                             3,098,960
                                                                                         -------------
BUILDING MATERIALS (0.4%)
            400,000    USG Corp., 8.50% due 08/01/05....................    Ba1/BB+            429,000
                                                                                         -------------
ELECTRIC (1.2%)
            500,000    Calpine Corp., Callable 07/15/02, (144A), 8.75%
                         due 07/15/07...................................    Ba3/BB-            501,250
            400,000    Connecticut Light & Power Co., Series C,
                         Callable, 7.75% due 06/01/02...................     NR/BB+            410,376
            300,000    Niagara Mohawk Power Corp., 8.00% due 06/01/04...    Ba3/BB+            316,590
                                                                                         -------------
                                                                                             1,228,216
                                                                                         -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

                                                                          MOODY'S/S&P
     PRINCIPAL                                                               RATING
      AMOUNT+                        SECURITY DESCRIPTION                 (UNAUDITED)        VALUE
-------------------    -------------------------------------------------  ------------   -------------
ELECTRONICS (0.5%)
$           120,982    LG Electronics Inc./Zenith Electronics Corp.
                         (Mexican Tranche),
                         9.09% due 04/02/07(r)..........................     NR/NR       $     122,429
            371,685    LG Electronics Inc./Zenith Electronics Corp.
                         (U.S. Tranche),
                         9.06% due 04/02/07(r)..........................     NR/NR             375,785
                                                                                         -------------
                                                                                               498,214
                                                                                         -------------
ENTERTAINMENT, LEISURE & MEDIA (2.6%)
            500,000    Fox/Liberty Networks LLC, Callable 08/15/02,
                         (144A),
                         8.875% due 08/15/07(s).........................      B1/B             500,000
            400,000    Jacor Communications Co., Callable 06/15/02,
                         (144A),
                         8.75% due 06/15/07.............................      B2/B             403,000
            175,000    Jacor Communications Co., Callable 12/15/01,
                         9.75% due 12/15/06.............................      B2/B             189,437
            300,000    Lamar Advertising Co., Callable 09/15/02, (144A),
                         8.625% due 09/15/07............................      B1/B             302,250
            500,000    News America Holdings, Inc., 7.75% due
                         01/20/24.......................................    Baa3/BBB           501,455
            400,000    Outdoor Systems, Inc., Callable 06/15/02, 8.875%
                         due 06/15/07...................................      B1/B             413,000
            300,000    Time Warner Inc., 7.57% due 02/01/24(s)..........    Ba1/BBB-           302,973
                                                                                         -------------
                                                                                             2,612,115
                                                                                         -------------
FINANCIAL SERVICES (2.1%)
            500,000    BankBoston Capital Trust II, Series B, Callable
                         12/15/06,
                         7.75% due 12/15/26(s)..........................     Aa/BBB            506,835
            500,000    First Union Institutional Capital I, Callable
                         12/01/06,
                         8.04% due 12/01/26(s)..........................    A1/BBB+            537,980
            500,000    Sun World International, Inc., Callable 04/15/01,
                         (144A),
                         11.25% due 04/15/04............................      B2/B             536,250
            500,000    Termoemcali Funding Corp., Callable 06/15/07,
                         Sinking Fund, (144A), 10.125% due 12/15/14.....    NR/BBB-            528,520
                                                                                         -------------
                                                                                             2,109,585
                                                                                         -------------
GAS EXPLORATION (0.5%)
            500,000    Phillips 66 Capital Trust II, Callable 01/15/07,
                         8.00% due 01/15/37.............................   Baa1/BBB+           532,135
                                                                                         -------------
HEALTH & PERSONAL CARE (0.4%)
            400,000    Playtex Products, Inc., Series B, Callable
                         07/15/01,
                         8.875% due 07/15/04............................     B1/B+             401,000
                                                                                         -------------
HEALTH SERVICES (1.9%)
            500,000    Genesis Health Ventures, Inc., Callable 06/15/00,
                         9.75% due 06/15/05.............................     B2/B-             518,750
            300,000    Mariner Health Group, Inc., Series B, Callable
                         04/01/01,
                         9.50% due 04/01/06.............................      B2/B             310,500

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

                                                                          MOODY'S/S&P
     PRINCIPAL                                                               RATING
      AMOUNT+                        SECURITY DESCRIPTION                 (UNAUDITED)        VALUE
-------------------    -------------------------------------------------  ------------   -------------
HEALTH SERVICES (CONTINUED)
$           250,000    Tenet Healthcare Corp., Callable 01/15/02, 8.625%
                         due 01/15/07(s)................................     Ba3/B+      $     267,205
            250,000    Tenet Healthcare Corp., Callable 03/01/00,
                         10.125% due 03/01/05(s)........................     Ba3/B+            274,375
            500,000    Vencor Inc., Callable 07/15/02, (144A), 8.625%
                         due 07/15/07...................................      B1/B             488,750
                                                                                         -------------
                                                                                             1,859,580
                                                                                         -------------
MEDICAL SUPPLIES (0.5%)
            500,000    Sunrise Medical, Inc., 7.09% due 10/28/04(r).....     NR/NR             500,785
                                                                                         -------------
METALS & MINING (1.1%)
            500,000    Oregon Steel Mills, Inc., Callable 06/15/00,
                         11.00% due 06/15/03............................     B1/BB             548,750
            400,000    Ryerson Tull, Inc., Callable, 8.50% due
                         07/15/01.......................................     Ba1/BB            414,500
            100,000    Ryerson Tull, Inc., Callable, 9.125% due
                         07/15/06.......................................     Ba1/BB            107,000
                                                                                         -------------
                                                                                             1,070,250
                                                                                         -------------
NATURAL GAS (1.0%)
            500,000    Lasmo (USA) Inc., 7.50% due 06/30/06(s)..........    Baa2/BBB           531,040
            500,000    Lomak Petroleum Inc., Callable 01/15/02, 8.75%
                         due 01/15/07...................................      B1/B             502,500
                                                                                         -------------
                                                                                             1,033,540
                                                                                         -------------
OIL-PRODUCTION (1.1%)
            500,000    Ocean Energy, Inc., Series B, Callable 07/15/02,
                         8.875% due 07/15/07(s).........................     B3/B-             516,250
            500,000    Plains Resources Inc., Series B, Callable
                         03/15/01,
                         10.25% due 03/15/06............................      B2/B             536,250
                                                                                         -------------
                                                                                             1,052,500
                                                                                         -------------
OIL-SERVICES (0.5%)
            500,000    Oil Purchase Co., Sinking Fund, (144A), 7.10% due
                         04/30/02.......................................    Baa3/BBB           499,375
                                                                                         -------------
PACKAGING & CONTAINERS (0.9%)
            400,000    Riverwood International Corp., Callable 08/01/02,
                         (144A),
                         10.625% due 08/01/07...........................     B3/B-             419,000
            100,000    Stone Container Corp., Callable 02/01/99, 9.875%
                         due 02/01/01...................................      B2/B             101,625
            100,000    Stone Container Corp., Callable 10/01/99, 10.75%
                         due 10/01/02...................................     B1/B+             106,750
            300,000    Stone Container Corp., Series B, Callable
                         12/05/97,
                         12.25% due 04/01/02............................     B3/B-             310,500
                                                                                         -------------
                                                                                               937,875
                                                                                         -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

                                                                          MOODY'S/S&P
     PRINCIPAL                                                               RATING
      AMOUNT+                        SECURITY DESCRIPTION                 (UNAUDITED)        VALUE
-------------------    -------------------------------------------------  ------------   -------------
POLLUTION CONTROL (0.2%)
$           200,000    Allied Waste North America, Inc., Callable
                         12/01/01,
                         10.25% due 12/01/06............................     B2/B+       $     217,500
                                                                                         -------------
RAILROADS (0.5%)
            500,000    Norfolk Southern Corp., 7.80% due 05/15/27.......   Baa1/BBB+           548,380
                                                                                         -------------
REAL ESTATE (1.0%)
          1,000,000    Crescent Real Estate Equities Co., (144A), 7.125%
                         due 09/15/07...................................    Baa3/NR          1,008,300
                                                                                         -------------
RETAIL (1.3%)
            492,772    Circuit City Stores, Inc., (144A), 7.96% due
                         12/01/18(r)....................................     NR/NR             469,183
            400,000    Nine West Group, Inc. (144A), 8.375% due
                         08/15/05.......................................     Ba2/BB            409,000
            400,000    Proffitt's, Inc., Series B, 8.125% due
                         05/15/04.......................................     Ba2/BB            405,500
                                                                                         -------------
                                                                                             1,283,683
                                                                                         -------------
TELECOMMUNICATION SERVICES (1.6%)
            200,000    Brooks Fiber Properties, Inc., Callable 6/1/02,
                         10.00% due 06/01/07............................     NR/NR             226,500
            250,000    McLeodUSA, Inc., Callable 07/15/02, (144A), 9.25%
                         due 07/15/07...................................      B3/B             255,625
            400,000    Paging Network Inc., Callable 10/15/01, 10.00%
                         due 10/15/08...................................      B2/B             409,000
            500,000    RCN Corp., Callable 10/15/02, (144A), 10.00% due
                         10/15/07.......................................     B3/NR             496,250
            215,000    Teleport Communications Group, Inc., Callable
                         07/01/01,
                         0.00% due 07/01/07{*}..........................     B1/B+             168,237
                                                                                         -------------
                                                                                             1,555,612
                                                                                         -------------
TELECOMMUNICATIONS (1.5%)
            400,000    Comcast Corp., 10.625% due 07/15/12(s)...........    Ba3/BB+            490,000
            300,000    Intermedia Communications, Inc., Callable
                         11/01/02, (144A),
                         8.875% due 11/01/07............................      B2/B             294,750
            100,000    NEXTLINK Communications, Inc., Callable 04/15/01,
                         12.50% due 04/15/06............................      NR/B             113,250
            250,000    NEXTLINK Communications, Inc., Callable 10/01/02,
                         9.625% due 10/01/07............................      B3/B             251,875
            325,000    Qwest Communications International, Inc.,
                         Callable 10/15/02, (144A), 0.00% due
                         10/15/07{*}....................................     B2/B+             208,406
            150,000    Qwest Communications International, Inc., Series
                         B, Callable 04/01/02, 10.875% due 04/01/07.....     B2/B+             168,000
                                                                                         -------------
                                                                                             1,526,281
                                                                                         -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

                                                                          MOODY'S/S&P
     PRINCIPAL                                                               RATING
      AMOUNT+                        SECURITY DESCRIPTION                 (UNAUDITED)        VALUE
-------------------    -------------------------------------------------  ------------   -------------
TEXTILES (1.4%)
$           500,000    Collins & Aikman Products Co., Callable 04/15/01,
                         11.50% due 04/15/06............................      B3/B       $     570,000
            400,000    Polymer Group, Inc., Series B, Callable 07/01/02,
                         9.00% due 07/01/07.............................      B2/B             404,000
            400,000    WestPoint Stevens Inc., 8.75% due 12/15/01(s)....    Ba3/BB-            415,000
                                                                                         -------------
                                                                                             1,389,000
                                                                                         -------------
TRANSPORTATION (0.8%)
            400,000    Atlantic Express Transportation Corp., Callable
                         02/01/01, (144A), 10.75% due 02/01/04..........      B2/B             420,000
            325,000    Enterprise Rent-a-Car USA Finance Co., MTN,
                         (144A), 9.125% due 12/15/04....................    Baa2/NR            371,117
                                                                                         -------------
                                                                                               791,117
                                                                                         -------------
                           TOTAL CORPORATE OBLIGATIONS (COST
                             $27,774,004)...............................                    28,500,853
                                                                                         -------------

FOREIGN CORPORATE OBLIGATIONS (14.1%)
BRAZIL (0.5%)
TELECOMMUNICATION SERVICES
            500,000    Globo Commuicacoes Participacoes Ltda.,
                         Structured Note, Series E, MTN, Callable
                         10/31/98, 10.75% due 10/31/03{*}(s) (u)........     B1/NR             505,000
                                                                                         -------------

CANADA (4.7%)
FINANCIAL SERVICES
            750,000    McKesson Finance of Canada, (144A), 6.55% due
                         11/01/02.......................................      A3/A             754,762
                                                                                         -------------
FOOD, BEVERAGES & TOBACCO
            400,000    Cott Corp., Callable 07/01/00, 8.50% due
                         05/01/07.......................................     Ba3/B+            405,000
                                                                                         -------------
FOREST PRODUCTS & PAPER
            500,000    Canadian Pacific Forest Products Ltd., 9.25% due
                         06/15/02.......................................     Ba1/NR            525,910
                                                                                         -------------
OIL PRODUCTION
            300,000    Gulf Canada Resources Ltd., 8.25% due 03/15/17...    Ba1/BB+            319,758
                                                                                         -------------
TELECOMMUNICATIONS
            200,000    Clearnet Communications, Inc., Callable 12/15/00,
                         0.00% due 12/15/05{*}..........................     B3/NR             150,750
            500,000    Rogers Cablesystems Ltd., Callable 12/01/02,
                         10.00% due 12/01/07............................    Ba3/BB+            543,750
            250,000    Rogers Cantel, Inc., Callable 10/01/02, (144A),
                         8.30% due 10/01/07.............................    Ba3/BB+            249,062
                                                                                         -------------
                                                                                               943,562
                                                                                         -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

                                                                          MOODY'S/S&P
     PRINCIPAL                                                               RATING
      AMOUNT+                        SECURITY DESCRIPTION                 (UNAUDITED)        VALUE
-------------------    -------------------------------------------------  ------------   -------------
TELECOMMUNICATION SERVICES
$           200,000    Microcell Telecommunications, Inc., Series B,
                         Callable 12/01/01,
                         0.00% due 06/01/06{*}..........................     NR/NR       $     132,250
                                                                                         -------------
TELEPHONE
            300,000    Call-Net Enterprises, Inc., Callable 08/15/02,
                         0.00% due 08/15/07{*}..........................     B1/BB-            198,375
                                                                                         -------------
TRANSPORT & SERVICES
            500,000    Laidlaw, Inc., 6.72% due 10/01/27(s).............   Baa2/BBB+           520,370
            300,000    Teekay Shipping Corp., Sinking Fund, 8.32% due
                         02/01/08.......................................     Ba2/BB            308,250
                                                                                         -------------
                                                                                               828,620
                                                                                         -------------
WATER
            500,000    Hydro Quebec, Series B, MTN, 9.40% due
                         12/11/20(s)....................................     A2/A+             624,975
                                                                                         -------------
                                                                                             4,733,212
                                                                                         -------------

CHILE (0.8%)
ELECTRIC
            500,000    Chilgener SA, 6.50% due 01/15/06(s)..............    Baa1/A-            493,600
FOREST PRODUCTS & PAPER
            270,000    Celulosa Arauco y Constitution SA, 7.00% due
                         12/15/07.......................................   Baa2/BBB+           264,705
                                                                                         -------------
                                                                                               758,305
                                                                                         -------------

INDONESIA (0.4%)
FINANCIAL SERVICES
            500,000    Indah Kiat Finance Co. Mauritius, Callable
                         07/01/02, (144A),
                         10.00% due 07/01/07............................    Ba3/BB-            445,625
                                                                                         -------------

IRELAND (0.4%)
FINANCIAL SERVICES
            400,000    Tatneft Finance PLC, (144A), 9.00% due
                         10/29/02.......................................     Ba2/NR            360,000
                                                                                         -------------

MEXICO (2.7%)
FINANCIAL SERVICES
            250,000    Vicap SA de CV, Callable 5/15/02, (144A), 11.375%
                         due 05/15/07...................................     Ba3/B+            260,625
                                                                                         -------------
FOREST PRODUCTS & PAPER
            800,000    Copamex Industrias SA de CV, Callable 04/30/02,
                         (144A),
                         11.375% due 04/30/04 (u).......................     B1/NR             844,000
                                                                                         -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

                                                                          MOODY'S/S&P
     PRINCIPAL                                                               RATING
      AMOUNT+                        SECURITY DESCRIPTION                 (UNAUDITED)        VALUE
-------------------    -------------------------------------------------  ------------   -------------
INDUSTRIAL
$           400,000    Grupo Imsa, SA de CV, Callable 09/30/02, 8.93%
                         due 09/30/04 (u)...............................     NR/BB       $     380,000
METALS & MINING
            500,000    Altos Hornos de Mexico SA de CV, Series B,
                         11.875% due 04/30/04 (u).......................     NR/NR             515,000
            750,000    Industrias Penoles, SA de CV, 8.39% due
                         06/25/12(r)....................................     NR/NR             747,158
                                                                                         -------------
                                                                                             1,262,158
                                                                                         -------------
                                                                                             2,746,783
                                                                                         -------------

NETHERLANDS (0.7%)
FINANCIAL SERVICES
            200,000    ITT Publimedia BV, Callable 9/15/02, (144A),
                         9.375% due 09/15/07............................     B3/B-             204,000
            500,000    Matahari International Finance Co. BV, 11.25% due
                         03/15/01.......................................     NR/BB             500,000
                                                                                         -------------
                                                                                               704,000
                                                                                         -------------

PANAMA (0.5%)
BANKING
            500,000    Banco Latinoamericano de Export, (144A), 7.20%
                         due 05/15/02...................................    Baa2/BBB           496,455
                                                                                         -------------

RUSSIA (0.2%)
TELEPHONE
            200,000    AO Rostelecom Loan Participation SPIRES,
                         9.035% due 02/15/00(s)(t){*}...................     NR/NR             198,500
                                                                                         -------------

SOUTH KOREA (0.9%)
BANKING
            500,000    Korea Development Bank, 6.75% due 12/01/05(s)....     A1/A+             450,225
TELECOMMUNICATIONS
            500,000    SK Telecom Co. Ltd., 7.75% due 04/29/04(s).......     A1/A+             497,985
                                                                                         -------------
                                                                                               948,210
                                                                                         -------------

SWEDEN (0.3%)
MISCELLANEOUS
            250,000    Stena AB, Callable 06/15/07, 8.75% due
                         06/15/07.......................................    Ba2/BB-            250,000
                                                                                         -------------

THAILAND (0.7%)
BANKING
            750,000    Bangkok Bank Public Co. Ltd., (144A), 7.25% due
                         09/15/05(s)....................................    A3/BBB+            663,585
                                                                                         -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

                                                                          MOODY'S/S&P
     PRINCIPAL                                                               RATING
      AMOUNT+                        SECURITY DESCRIPTION                 (UNAUDITED)        VALUE
-------------------    -------------------------------------------------  ------------   -------------
TURKEY (0.9%)
FINANCIAL SERVICES
$           500,000    Pera Financial Services Co., (144A), 9.375% due
                         10/15/02.......................................     NR/NR       $     450,000
            500,000    Sultan Ltd., FRN, 8.688% due 06/11/99............     NR/NR             480,000
                                                                                         -------------
                                                                                               930,000
                                                                                         -------------

UNITED KINGDOM (0.4%)
FINANCIAL SERVICES
 GBP         80,000    Halifax Building Society PLC, 10.50% due
                         02/16/18.......................................     Aa2/AA            175,991
TELECOMMUNICATIONS
            200,000    Ionica PLC, Callable 5/01/02, 0.00% due
                         05/01/07{*}....................................     NR/NR             108,750
            100,000    Ionica PLC, Callable 8/15/01, 13.50% due
                         08/15/06.......................................     NR/NR             106,250
                                                                                         -------------
                                                                                               390,991
                                                                                         -------------
                           TOTAL FOREIGN CORPORATE OBLIGATIONS (COST
                             $14,309,938)...............................                    14,130,666
                                                                                         -------------

GOVERNMENT OBLIGATIONS (4.2%)
AUSTRALIA (0.1%)
  AUD       162,000    Queensland Treasury Corp., Series 01, 8.00% due
                         08/14/01.......................................     Aaa/NR            123,967
                                                                                         -------------

CANADA (0.8%)
                       Government of Canada
  CAD       800,000      5.50% due 02/01/00.............................    Aa1/AAA            577,989
  CAD       308,000      7.00% due 12/01/06.............................    Aa1/AAA            242,398
                                                                                         -------------
                                                                                               820,387
                                                                                         -------------

DENMARK (0.1%)
  DKK       760,000    Kingdom of Denmark, 8.00% due 03/15/06...........    Aaa/AAA            130,563
                                                                                         -------------

FRANCE (0.4%)
                       Government of France
 FRF      1,900,000      7.50% due 04/25/05.............................     Aaa/NR            372,241
                                                                                         -------------

GERMANY (0.9%)
  DEM       529,000    German Unity Fund, 8.00% due 01/21/02............     NR/NR             341,991
                       Federal Republic of Germany
  DEM       440,000      Series 93, 7.125% due 12/20/02.................     Aaa/NR            278,523
  DEM       390,000      Series 96, 6.25% due 04/26/06..................     Aaa/NR            237,220
                                                                                         -------------
                                                                                               857,734
                                                                                         -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

                                                                          MOODY'S/S&P
     PRINCIPAL                                                               RATING
      AMOUNT+                        SECURITY DESCRIPTION                 (UNAUDITED)        VALUE
-------------------    -------------------------------------------------  ------------   -------------
ITALY (0.2%)
ITL     240,000,000    Republic of Italy, 7.25% due 11/01/26............    Aa3/AAA      $     152,308
                                                                                         -------------

JAPAN (0.8%)
                       Government of Japan
JPY      67,000,000      Series 182, Callable, 3.00% due 09/20/05.......     Aaa/NR            610,949
JPY      16,450,000      Series 187, Callable, 3.30% due 06/20/06.......     Aaa/NR            153,449
JPY       8,500,000      Series 195, Callable, 2.40% due 06/20/07.......     Aaa/NR             74,060
                                                                                         -------------
                                                                                               838,458
                                                                                         -------------

SPAIN (0.3%)
                       Government of Spain
ESP      25,500,000      7.90% due 02/28/02.............................     Aa2/NR            191,882
ESP      10,660,000      10.50% due 10/30/03............................     Aa2/NR             91,218
                                                                                         -------------
                                                                                               283,100
                                                                                         -------------

SWEDEN (0.2%)
SEK       1,500,000    Kingdom of Sweden, Series 1037, 8.00% due
                         08/15/07.......................................     Aa1/NR            223,737
                                                                                         -------------

UNITED KINGDOM (0.4%)
 GBP        200,300    Treasury Gilt, 8.00% due 06/07/21................     Aaa/NR            396,867
                                                                                         -------------
                           TOTAL GOVERNMENT OBLIGATIONS (COST
                             $4,065,153)................................                     4,199,362
                                                                                         -------------

PRIVATE PLACEMENTS (4.9%)
REAL ESTATE (4.9%)
$           927,263    1601 SE 8th Ave., Crystal River, Florida, Crystal
                         River Mobile Home Park, Pre-refunded, 8.75% due
                         11/01/02(r)....................................     NR/NR             974,044
            645,783    3512 Oxford Avenue (1st Mortgage Agreement on
                         Cooperative Building in Riverdale, New York),
                         8.45% due 06/01/17(r)..........................     NR/NR             707,165
            645,809    3810 Greystone Avenue (1st Mortgage Agreement on
                         Cooperative Building in Riverdale, New York),
                         8.50% due 06/01/17(r)..........................     NR/NR             701,717
            822,774    421 West 57th Street (1st Mortgage Agreement on
                         Cooperative Building in New York City), 8.98%
                         due 07/01/22(r)................................     NR/NR             932,359
          1,519,658    Walgreen-Dal, 7.625% due 11/15/13(r).............     NR/NR           1,570,552
                                                                                         -------------
                           TOTAL PRIVATE PLACEMENT (COST $4,529,760)....                     4,885,837
                                                                                         -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

                                                                          MOODY'S/S&P
     PRINCIPAL                                                               RATING
      AMOUNT+                        SECURITY DESCRIPTION                 (UNAUDITED)        VALUE
-------------------    -------------------------------------------------  ------------   -------------
SOVEREIGN BONDS (15.6%)
ARGENTINA (2.1%)
$         1,488,000    Republic of Argentina Bearer FRB, Callable
                         03/31/98, Sinking Fund, 6.688% due 03/31/05(s)
                         (u)............................................     Ba3/BB      $   1,277,448
            500,000    Republic of Argentina Bonos del Tesoro, Series
                         BT02,
                         8.75% due 05/09/02.............................     B1/NR             455,000
            500,000    Republic of Argentina Global Bonds, 9.75% due
                         09/19/27.......................................     Ba3/BB            420,750
                                                                                         -------------
                                                                                             2,153,198
                                                                                         -------------

BRAZIL (2.9%)
          2,280,524    Republic of Brazil C Bonds, Callable 04/15/98,
                         Sinking Fund,
                         8.00% due 04/15/14.............................     B1/BB-          1,607,769
            735,000    Republic of Brazil EI Bonds Series L, FRB,
                         Callable 04/15/98, Sinking Fund, 6.688% due
                         04/15/06(s) (u)................................     B1/BB-            582,488
            470,430    Republic of Brazil MYDFA Trust Certificates
                         Series REGS, FRB, Sinking Fund, 6.688% due
                         09/15/07(s)....................................     NR/NR             371,452
            500,000    Republic of Brazil NMB-1994L Bearer, FRB,
                         Callable 04/15/98, Sinking Fund, 6.75% due
                         04/15/09.......................................     B1/BB-            360,000
                                                                                         -------------
                                                                                             2,921,709
                                                                                         -------------

BULGARIA (1.6%)
          1,050,000    Republic of Bulgaria FLIRB Series A Global
                         Bearer, Callable 01/28/98, Sinking Fund, 2.25%
                         due 07/28/12{*}................................     B3/NR             565,740
          1,500,000    Republic of Bulgaria PDI, FRB, Callable 01/28/98,
                         Sinking Fund, 6.688% due 07/28/11..............     B3/NR           1,001,250
                                                                                         -------------
                                                                                             1,566,990
                                                                                         -------------

MEXICO (2.8%)
            500,000    United Mexican States Discount Bonds Series A,
                         FRB, Callable 04/20/98 (including 500,000 value
                         recovery rights expiring 6/30/03), 6.693% due
                         12/31/19 (u)...................................     Ba2/BB            450,000
            250,000    United Mexican States Global Bonds, 9.875% due
                         01/15/07.......................................     Ba2/BB            252,800
          1,000,000    United Mexican States Global Bonds, 11.375% due
                         09/15/16.......................................     NR/NR           1,067,500
          1,000,000    United Mexican States Global Bonds, 11.50% due
                         05/15/26.......................................     Ba2/BB          1,063,800
                                                                                         -------------
                                                                                             2,834,100
                                                                                         -------------

PERU (0.4%)
            800,000    Republic of Peru PDI, Sinking Fund, 4.00% due
                         03/07/17{*}....................................     NR/NR             444,960
                                                                                         -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

                                                                          MOODY'S/S&P
     PRINCIPAL                                                               RATING
      AMOUNT+                        SECURITY DESCRIPTION                 (UNAUDITED)        VALUE
-------------------    -------------------------------------------------  ------------   -------------
POLAND (0.5%)
$           600,000    Government of Poland PDI, Callable 04/27/98,
                         Sinking Fund,
                         4.00% due 10/27/14{*}..........................   Baa3/BBB-     $     490,500
                                                                                         -------------

RUSSIA (2.3%)
            500,000    City of Moscow, (144A), 9.50% due 05/31/00.......    Ba2/BB-            480,625
          1,000,000    Ministry of Finance Russia, (144A), 10.00% due
                         06/26/07.......................................     Ba2/NR            907,500
          1,000,000    Russia WI IAN....................................     NR/NR             670,000
            500,000    Russia WI Principal Loan.........................     NR/NR             295,000
                                                                                         -------------
                                                                                             2,353,125
                                                                                         -------------

TURKEY (0.4%)
            400,000    Republic of Turkey, (144A), 10.00% due
                         09/19/07.......................................     NR/NR             398,732
                                                                                         -------------

VENEZUELA (2.6%)
          1,500,000    Republic of Venezuela DCB Series DL, FRB,
                         Callable 12/08/97, Sinking Fund, 6.75% due
                         12/18/07 (u)...................................     Ba2/NR          1,306,800
            453,514    Republic of Venezuela FLIRB Series B, Callable
                         03/31/98, Sinking Fund, 6.75% due
                         03/31/07(s){*}.................................     Ba2/B+            397,369
          1,000,000    Republic of Venezuela Global Bonds, 9.25% due
                         09/15/27.......................................     Ba2/B+            859,500
                                                                                         -------------
                                                                                             2,563,669
                                                                                         -------------
                           TOTAL SOVEREIGN BONDS (COST $16,959,207).....                    15,726,983
                                                                                         -------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (3.3%)
FEDERAL NATIONAL MORTGAGE ASSOCIATION
             59,951    7.50% due 10/01/27...............................                        61,206
          2,970,001    8.50% due 12/01/26...............................                     3,103,503
JPY      20,000,000    2.125% due 10/09/07..............................                       169,220
                                                                                         -------------
                                                                                             3,333,929
                                                                                         -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
$             8,295    7.50% due 05/15/27...............................                         8,482
                                                                                         -------------
                           TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                             (COST $3,330,474)..........................                     3,342,411
                                                                                         -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

     PRINCIPAL
      AMOUNT+                        SECURITY DESCRIPTION                     VALUE
-------------------    -------------------------------------------------  -------------
U.S. TREASURY OBLIGATIONS (0.7%)
U.S. TREASURY BONDS
$           500,000    6.625% due 02/15/27..............................  $     529,570
                                                                          -------------
U.S. TREASURY NOTES
            140,000    5.875% due 04/30/98(s)...........................        140,309
             15,000    6.00% due 09/30/98...............................         15,061
                                                                          -------------
                                                                                155,370
                                                                          -------------
                           TOTAL U.S. TREASURY OBLIGATIONS (COST
                             $672,837)..................................        684,940
                                                                          -------------
SHORT-TERM INVESTMENTS (8.1%)
TURKEY (0.4%)
 TRL 82,730,000,000    Turkey Treasury Bills due 08/05/98...............        239,849
 TRL 50,000,000,000    Turkey Treasury Bills due 08/12/98...............        143,488
                                                                          -------------
                                                                                383,337
                                                                          -------------
U.S. TREASURY OBLIGATIONS (0.1%)
$            90,000    U.S. Treasury Bills, 5.235%* due 07/23/98(s).....         86,627
                                                                          -------------
REPURCHASE AGREEMENT (7.6%)
          7,630,000    State Street Bank and Trust Co., 5.00% dated
                         10/31/97 due 11/1/97, proceeds $7,631,060
                         (collateralized by $270,000 U.S. Treasury
                         Notes, 5.875% due 8/15/98, valued at $273,952;
                         $1,345,000 U.S. Treasury Bonds, 7.875% due
                         2/15/21, valued at $1,623,554; $3,990,000 U.S.
                         Treasury Bonds, 12.75% due 11/15/10, valued at
                         $5,906,908)....................................      7,630,000
                                                                          -------------
                           Total Short-Term Investments (cost
                             $8,132,459)................................      8,099,964
                                                                          -------------
                       TOTAL INVESTMENTS (COST $99,702,851) (99.6%).....     99,939,177
                       OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%).....        441,725
                                                                          -------------
                       NET ASSETS (100.0%)..............................  $ 100,380,902
                                                                          -------------
                                                                          -------------

------------------------------
Note: Based on the cost of investments of $99,761,366 for Federal Income Tax Purposes at October 31, 1997, the aggregate gross unrealized appreciation and depreciation was $2,246,396 and $2,068,585, respectively, resulting in net unrealized appreciation of $177,811.

(r) Approximately 8% of the net assets of the Portfolio are represented by securities which have been valued at fair value. (See Note 1a)

(s) $12,611,944 par segregated either fully or partially with custodian as collateral for futures contracts or with broker as initial margin for futures contracts.

(t) Restricted security.

(u) A portion or all of the security is segregated for when issued or delayed settlement securities.

Abbreviations:

+ Denominated in USD unless otherwise directed.

{*} Rate shown reflects current rate on variable rate instrument or instrument with step coupon rates.

* Yield to maturity.

144A -- Securities restricted for resale to Qualified Institutional Buyers.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

AUD -- Australian Dollar.

C -- Debt instrument with a fixed interest rate that pays a portion in interest and a portion capitalizes increasing the principal.

CAD -- Canadian Dollar.

CSTR -- Collateral Strip Rate.

DCB -- Debt Conversion Bond - noncollateralized floating rate instrument that previously allowed the holder to convert the debt at a specific time.

DEM -- German Mark.

DKK -- Danish Krone.

EI -- Eligible Interest Bonds.

ESP -- Spanish Peseta.

FLIRB -- Front Loaded Interest Reduction Bonds.

FRB -- Floating Rate Bond.

FRN -- Floating Rate Note.

FRF -- French Franc.

GBP -- British Pound.

I/O -- Interest Only.

IAN -- Interest in Arrears Notes.

ITL -- Italian Lira.

JPY -- Japanese Yen.

MTN -- Medium Term Note.

MYDFA -- Multi-Year Refinancing Agreement.

NMB -- New Money Bonds.

NR -- Not Rated.

PDI -- Past Due Interest Bonds - debt instrument created from past due interest on previous Brady Bond plans.

Pre-refunded -- Bonds for which the issuer of the bond invests the proceeds from a subsequent bond issuance in treasury securities, whose maturity coincides with the first call date of the first bond.

REMIC -- Real estate mortgage investment conduit.

SEK -- Swedish Krona.

SPIRES -- Special purpose investment vehicle registered in Ireland.

TRL -- Turkish Lira.

WI -- When and if issued securities.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $99,702,851 )           $ 99,939,177
Cash                                                    901,734
Foreign Currency at Value (Cost $10,735 )                10,916
Receivable for Investments Sold                      12,806,367
Unrealized Appreciation of Forward Foreign
  Currency Contracts                                 10,291,280
Interest Receivable                                   1,571,189
Deferred Organization Expenses                           15,480
Receivable for Expense Reimbursement                      9,717
Variation Margin Receivable                                 250
Prepaid Trustees' Fees                                       58
Prepaid Expenses and Other Assets                           469
                                                   ------------
    Total Assets                                    125,546,637
                                                   ------------
LIABILITIES
Payable for Investments Purchased                    14,663,498
Unrealized Depreciation of Forward Foreign
  Currency Contracts                                 10,379,256
Advisory Fee Payable                                     39,245
Custody Fee Payable                                      35,351
Organization Expenses Payable                             6,700
Administrative Services Fee Payable                       2,625
Administration Fee Payable                                  166
Fund Services Fee Payable                                   136
Accrued Expenses                                         38,758
                                                   ------------
    Total Liabilities                                25,165,735
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $100,380,902
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM MARCH 17, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest and Dividend Income (Net of Foreign
  Withholding Tax of $10,095 )                                $3,663,032
EXPENSES
Advisory Fee                                       $212,934
Custodian Fees and Expenses                          85,589
Professional Fees and Expenses                       50,016
Administrative Services Fee                          14,495
Printing Expenses                                     7,334
Amortization of Organization Expense                  2,220
Fund Services Fee                                     1,574
Administration Fee                                      889
Trustees' Fees and Expenses                             561
Miscellaneous                                         1,095
                                                   --------
    Total Expenses                                  376,707
Less: Reimbursement of Expenses                     (69,136)
                                                   --------
NET EXPENSES                                                     307,571
                                                              ----------
NET INVESTMENT INCOME                                          3,355,461
NET REALIZED GAIN ON
  Investment Transactions (including $143,034 net
    realized loss from futures contracts)           381,442
  Foreign Currency Transactions                     185,250
                                                   --------
    Net Realized Gain                                            566,692
NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION OF
  Investments (including $150,087 net unrealized
    depreciation from futures contracts)             86,239
  Foreign Currency Contracts and Translations       (84,096)
                                                   --------
    Net Change in Unrealized Appreciation                          2,143
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $3,924,296
                                                              ----------
                                                              ----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE PERIOD
                                                    MARCH 17, 1997
                                                   (COMMENCEMENT OF
                                                    OPERATIONS) TO
                                                   OCTOBER 31, 1997
                                                   ----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $     3,355,461
Net Realized Gain on Investment and Foreign
  Currency Transactions                                    566,692
Net Change in Unrealized Appreciation of
  Investment and Foreign Currency Translations               2,143
                                                   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                         3,924,296
                                                   ----------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                          102,199,631
Withdrawals                                             (5,843,035)
                                                   ----------------
    Net Increase from Investors' Transactions           96,356,596
                                                   ----------------
    Total Increase in Net Assets                       100,280,892
NET ASSETS
Beginning of Period                                        100,010
                                                   ----------------
End of Period                                      $   100,380,902
                                                   ----------------
                                                   ----------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                    FOR THE PERIOD
                                                    MARCH 17, 1997
                                                   (COMMENCEMENT OF
                                                    OPERATIONS) TO
                                                   OCTOBER 31, 1997
                                                   ----------------
RATIOS TO AVERAGE NET ASSETS
  Expenses                                                    0.65%(a)
  Net Investment Income                                       7.09%(a)
  Decrease Reflected in Expense Ratio due to
    Expense Reimbursement                                     0.15%(a)
Portfolio Turnover                                          211.75%

------------------------
(a) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31,1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Global Strategic Income Portfolio (the "Portfolio") is one of two subtrusts (portfolios) comprising Series Portfolio II. Series Portfolio II is registered under the Investment Company Act of 1940, as amended (the "Act"), as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York on January 9, 1997. The Portfolio commenced operations on March 17, 1997 and received a contribution of certain assets and liabilities including securities, with a value of $41,072,730 on that date from The JPM Institutional Global Strategic Income Fund in exchange for a beneficial interest in the Portfolio. The Portfolio's investment objective is to provide a high total return from a portfolio of fixed income securities of foreign and domestic issuers. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolio.

Investments in emerging and international markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in emerging market and foreign countries could adversely affect the liquidity or value, or both, of such securities in which the Portfolio is invested. The ability of the issuers of debt, asset and mortgage backed securities held by the Portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of mortgage and asset-backed securities can be significantly affected by changes in interest rates, rapid principal payments including pre-payments.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Portfolio:

   a) The Portfolio values mortgage and asset-backed securities and other debt securities with a maturity of 60 days or more, including securities that are listed on an exchange or traded over the counter, using prices supplied daily by an independent pricing service or services that (i) are based on the last sale price on a national securities exchange, or in the absence of recorded sales, at the readily available bid price on such exchange or at the quoted bid price in the over-the-counter market, if such exchange or market constitutes the broadest and most representative market for the security and (ii) in other cases, take into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. If such prices are not supplied by the Portfolio's independent pricing services, such securities are valued in accordance with procedures adopted by the Trustees. Such procedures may include the use of independent pricing services or affiliated advisor pricing, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; operating data and general market conditions. All short-term portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the

THE GLOBAL STRATEGIC INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31,1997
--------------------------------------------------------------------------------
      exchange on which they are traded closes and the time when the Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Portfolio's Trustees.

      The Portfolio's custodian or designated subcustodians, as the case may be, under triparty repurchase agreements takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Portfolio. It is the policy of the Portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   b) The books and records of the Portfolio are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts stated in foreign currencies are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. Although the net assets of the Portfolio are presented at the exchange rates and market values prevailing at the end of the period, the Portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

   c) Securities transactions are recorded on a trade date basis. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) The Portfolio may enter into forward and spot foreign currency contracts in order to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily based on procedures established by and under the general supervision of the Portfolio's Trustees. The change in the market value is recorded by the Portfolio as unrealized appreciation or depreciation of forward foreign currency contract translations. At October 31, 1997, the Portfolio had open forward foreign currency contracts as follows:

      SUMMARY OF OPEN FORWARD FOREIGN CURRENCY CONTRACTS

                                                                       U.S. DOLLAR   NET UNREALIZED
                                                         COST/          VALUE AT     APPRECIATION/
PURCHASE CONTRACTS                                     PROCEEDS         10/31/97     (DEPRECIATION)
-------------------------------------------------  -----------------   -----------   --------------
Australian Dollar 284,108 expiring 12/18/97......  $         204,188   $   200,475   $      (3,713)
Australian Dollar 121,771 expiring 03/18/98......             88,212        86,139          (2,073)

THE GLOBAL STRATEGIC INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31,1997
--------------------------------------------------------------------------------

Belgian Franc 11,006,450 expiring 12/18/97.......            290,108       310,742          20,634
British Pound 1,301,911 expiring 12/18/97........          2,093,179     2,178,741          85,562
British Pound 405,408 expiring 03/18/98..........            653,615       675,898          22,283
Canadian Dollar 793,226 expiring 12/18/97........            575,770       564,382         (11,388)
Canadian Dollar 409,630 expiring 03/18/98........            297,824       292,618          (5,206)
Danish Krone 1,209,515 expiring 12/18/97.........            180,471       185,086           4,615
Danish Krone 331,480 expiring 03/18/98...........             49,108        50,922           1,814
Finnish Markka 1,251,073 expiring 12/18/97.......            237,350       242,839           5,489
Finnish Markka 1,251,073 expiring 03/18/98.......            237,170       243,890           6,720
French Franc 6,469,959 expiring 12/18/97++.......          1,088,136     1,127,295          39,159
French Franc 2,900,222 expiring 03/18/98++.......            486,625       507,730          21,105
German Mark 3,768,974 expiring 12/18/97++........          2,135,089     2,195,897          60,808
German Mark 2,772,456 expiring 03/18/98++........          1,576,508     1,622,947          46,439
Italian Lira 2,392,562,229 expiring 12/18/97.....          1,375,433     1,413,580          38,147
Italian Lira 1,584,259,841 expiring 03/18/98.....            917,447       934,948          17,501
Japanese Yen 339,963,320 expiring 12/18/97.......          2,857,621     2,846,557         (11,064)
Japanese Yen 171,817,683 expiring 03/18/98.......          1,448,227     1,457,730           9,503
Mexican Peso 3,220,000 expiring 12/22/97.........            406,566       465,318          58,752
Mexican Peso 4,574,250 expiring 06/26/98.........            500,000       561,361          61,361
Mexican Peso 3,220,000 expiring 09/22/98.........            362,083       407,957          45,874
Netherlands Guilder 506,562 expiring 12/18/97....            250,773       261,771          10,998
Spanish Peseta 92,484,886 expiring 12/18/97......            619,872       636,714          16,842
Spanish Peseta 66,683,113 expiring 03/18/98......            448,369       459,916          11,547
Swedish Krona 1,150,906 expiring 12/18/97++......            147,479       154,034           6,555
Swedish Krona 2,223,555 expiring 03/18/98++......            292,844       298,250           5,406

SALES CONTRACTS
-------------------------------------------------
Australian Dollar 284,108 expiring 12/18/97......     211,446      200,475          10,971
Australian Dollar 297,987 expiring 03/18/98......     214,771      210,791           3,980
Belgian Franc 10,944,384 expiring 12/18/97.......     290,402      308,990         (18,588)
British Pound 1,325,743 expiring 12/18/97........   2,140,504    2,218,623         (78,119)
British Pound 736,223 expiring 03/18/98..........   1,172,442    1,227,433         (54,991)
Canadian Dollar 793,226 expiring 12/18/97........     575,030      564,382          10,648
Canadian Dollar 1,520,804 expiring 03/18/98++....   1,096,509    1,086,382          10,127
Danish Krone 1,209,515 expiring 12/18/97.........     171,246      185,086         (13,840)

THE GLOBAL STRATEGIC INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31,1997
--------------------------------------------------------------------------------

                                                                       U.S. DOLLAR   NET UNREALIZED
                                                         COST/          VALUE AT     APPRECIATION/
SALES CONTRACTS                                        PROCEEDS         10/31/97     (DEPRECIATION)
-------------------------------------------------  -----------------   -----------   --------------
Danish Krone 1,209,515 expiring 03/18/98.........  $         181,280   $   185,806   $      (4,526)
Finnish Markka 1,251,073 expiring 12/18/97.......            234,723       242,840          (8,117)
Finnish Markka 1,251,073 expiring 03/18/98.......            238,477       243,890          (5,413)
French Franc 6,469,959 expiring 12/18/97.........          1,056,765     1,127,295         (70,530)
French Franc 5,116,068 expiring 03/18/98.........            871,190       895,649         (24,459)
German Mark 3,680,920 expiring 12/18/97++........          2,045,793     2,144,595         (98,802)
German Mark 4,023,596 expiring 03/18/98++........          2,303,152     2,355,342         (52,190)
German Mark 199,000 expiring 08/05/98............            114,086       117,239          (3,153)
German Mark 106,296 expiring 08/12/98............             60,000        62,643          (2,643)
Italian Lira 2,392,562,229 expiring 12/18/97++...          1,336,648     1,413,580         (76,932)
Italian Lira 1,849,070,031 expiring 03/18/98.....          1,067,261     1,091,225         (23,964)
Japanese Yen 339,963,320 expiring 12/18/97.......          2,916,647     2,846,557          70,090
Japanese Yen 358,044,908 expiring 03/18/98.......          3,043,960     3,037,712           6,248
Mexican Peso 3,220,000 expiring 12/22/97.........            399,504       465,318         (65,814)
Mexican Peso 4,574,250 expiring 06/26/98.........            523,208       561,361         (38,153)
Mexican Peso 3,220,000 expiring 09/22/98.........            372,383       407,957         (35,574)
Netherlands Guilder 500,175 expiring 12/18/97....            243,869       258,471         (14,602)
Spanish Peseta 92,484,886 expiring 12/18/97......            603,266       636,714         (33,448)
Spanish Peseta 110,138,674 expiring 03/18/98++...            738,091       759,631         (21,540)
Swedish Krona 1,150,906 expiring 12/18/97++......            145,287       154,033          (8,746)
Swedish Krona 3,286,273 expiring 03/18/98++......            431,228       440,794          (9,566)
                                                                                     --------------
NET UNREALIZED DEPRECIATION ON FORWARD FOREIGN
 CURRENCY CONTRACTS..............................                                    $     (87,976)
                                                                                     --------------
                                                                                     --------------
++ -- Includes cross currency contracts.

   e) Futures -- A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase or sale will take place will be fixed when the Portfolio enters into the contract. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The Portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect

THE GLOBAL STRATEGIC INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31,1997
--------------------------------------------------------------------------------
      correlation of movements in the price of futures contracts, interest rates and the underlying hedged assets. Futures transactions during the period from March 17, 1997 (commencement of operations) to October 31, 1997 are summarized as follows:

                                                   NUMBER OF   PRINCIPAL AMOUNT
                                                   CONTRACTS     OF CONTRACTS
                                                   ---------   ----------------
Contracts opened - short positions...............       211    $    23,113,843
Contracts opened - long positions................        28          3,287,118
Contracts closed - short positions...............      (135)       (14,731,750)
Contracts closed - long positions................        (4)          (471,875)
                                                   ---------   ----------------
Contracts open at end of year....................       100    $    11,197,336
                                                   ---------   ----------------
                                                   ---------   ----------------

      SUMMARY OF OPEN CONTRACTS AT OCTOBER 31, 1997

                                                                    NET UNREALIZED
                                                     CONTRACTS      APPRECIATION/
                                                       SHORT        (DEPRECIATION)
                                                   --------------   --------------
U.S. Long Bond, expiring December 1997...........            (10)   $     (45,382)
U.S. Ten Year Note, expiring December 1997.......            (66)        (132,713)
                                                   --------------   --------------
Totals...........................................            (76)   $    (178,095)
                                                   --------------   --------------
                                                   --------------   --------------

                                                                     NET UNREALIZED
                                                                     APPRECIATION/
                                                   CONTRACTS LONG    (DEPRECIATION)
                                                   ---------------   --------------
U.S. Long Bond, expiring December 1997...........              24    $      28,008
                                                   ---------------   --------------
                                                   ---------------   --------------

   f) The Portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The Portfolio earns foreign income which may be subject to foreign withholding taxes at various rates.

   g) The Portfolio incurred organization expenses in the amount of $17,700. Morgan Guaranty Trust Company of New York ("Morgan") has agreed to pay the organization expenses of the Portfolio. The Portfolio has agreed to reimburse Morgan for these costs which are being deferred and amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the Portfolio.

   h) The Portfolio may engage in swap transactions, specifically interest rate, currency, index and total return swaps. The Portfolio will use these transactions to preserve a return or spread on a particular investment or portion of its investments, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. An interest rate swap is an agreement between two parties to exchange interest payments on a specified amount ("the notional amount") for a specified period. If a swap agreement provides for payments in

THE GLOBAL STRATEGIC INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31,1997
--------------------------------------------------------------------------------
      different currencies, the parties might agree to exchange the notional amount as well. Risks associated with swap transactions include the ability of counterparties to meet the terms of their contracts, and the amount of the Portfolio's potential gain or loss on swap transaction is not subject to any fixed limit.

   i) The Fund may enter into commitments to buy and sell investments to settle on future dates as part of its normal investment activities. These commitments are reported at market value in the financial statements. Credit risk exists on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the security were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

2. TRANSACTIONS WITH AFFILIATES

   a) The Portfolio has an Investment Advisory Agreement with Morgan. Under the terms of the agreement, the Portfolio pays Morgan at an annual rate of 0.45% of the Portfolio's average daily net assets. For the period from March 17, 1997 (commencement of operations ) to October 31, 1997, this fee amounted to $212,934.

   b) The Portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the Portfolio, FDI provides administrative services necessary for the operations of the Portfolio, furnishes office space and facilities required for conducting the business of the Portfolio and pays the compensation of the officers affiliated with FDI. The Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Portfolio is based on the ratio of the Portfolio's net assets to the aggregate net assets of the Portfolio and certain other investment companies subject to similar agreements with FDI. For the period from March 17, 1997 (commencement of operations ) to October 31, 1997, the fee for these services amounted to $889.

   c) The Portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for overseeing certain aspects of the administration and operation of the Portfolio. Under the Services Agreement, the Portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios for which Morgan acts as investment advisor (the "Master Portfolios") and JPM Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the Portfolio is determined by the proportionate share that its net assets bear to the net assets of the Master Portfolios, certain other investors in the Master Portfolios for which Morgan provides similar services and JPM Series Trust. For the period from March 17, 1997 (commencement of operations) to October 31, 1997, the fee for these services amounted to $14,495.

      In addition, Morgan has agreed to reimburse the Portfolio to the extent necessary to maintain the total operating expenses of the Portfolio at no more than 0.65% of the average daily net assets of the Portfolio

THE GLOBAL STRATEGIC INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31,1997
--------------------------------------------------------------------------------
      through February 28, 1997. For the period from March 17, 1997 (commencement of operations) to October 31, 1997, Morgan has agreed to reimburse the Portfolio $69,136 for expenses under this agreement.

   d) The Portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Portfolio's affairs. The Trustees of the Portfolio represent all the existing shareholders of Group. The Portfolio's allocated portion of Group's costs in performing its services amounted to $1,574 for the period from March 17, 1997 (commencement of operations) to October 31, 1997.

   e) An aggregate annual fee of $75,000 is paid to each Trustee for serving as a Trustee of The JPM Pierpont Funds, The JPM Institutional Funds, the Master Portfolios and JPM Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the Portfolio's allocated portion of the total fees and expenses. Prior to April 1, 1997, the aggregate annual Trustee Fee was $65,000. The Portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $300.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the period from March 17, 1997 (commencement of operations) to October 31, 1997 were as follows:

                                                     COST OF        PROCEEDS
                                                    PURCHASES      FROM SALES
                                                   ------------   ------------
U.S. Government and Agency Obligations...........  $102,701,741   $ 95,503,691
Corporate and Collateralized Mortgage
 Obligations.....................................   135,585,934     51,736,695
                                                   ------------   ------------
                                                   $238,287,675   $147,240,386
                                                   ------------   ------------
                                                   ------------   ------------

4. CREDIT AGREEMENT

The Portfolio is party to a revolving line of credit agreement (the "Agreement") as discussed more fully in Note 4 of the Fund's Notes to the Financial Statements which are included elsewhere in this report.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Investors of
The Global Strategic Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The Global Strategic Income Portfolio (the "Portfolio") at October 31, 1997, the results of its operations, the changes in its net assets and its supplementary data for the period March 17, 1997 (commencement of operations) through October 31, 1997, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
December 22, 1997

JJPM INSTITUTIONAL FEDERAL MONEY MARKET FUND

JPM INSTITUTIONAL PRIME MONEY MARKET FUND

JPM INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND

JPM INSTITUTIONAL TREASURY MONEY MARKET FUND

JPM INSTITUTIONAL BOND FUND

JPM INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND

JPM INSTITUTIONAL NEW YORK TOTAL RETURN BOND FUND

JPM INSTITUTIONAL SHORT TERM BOND FUND

JPM INSTITUTIONAL TAX EXEMPT BOND FUND

JPM INSTITUTIONAL SHARES: CALIFORNIA BOND FUND

JPM INSTITUTIONAL DIVERSIFIED FUND

JPM INSTITUTIONAL DISCIPLINED EQUITY FUND

JPM INSTITUTIONAL U.S. EQUITY FUND

JPM INSTITUTIONAL U.S. SMALL COMPANY FUND

JPM INSTITUTIONAL EMERGING MARKETS EQUITY FUND

JPM INSTITUTIONAL EUROPEAN EQUITY FUND

JPM INSTITUTIONAL INTERNATIONAL BOND FUND

JPM INSTITUTIONAL INTERNATIONAL EQUITY FUND

JPM INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND

JPM INSTITUTIONAL JAPAN EQUITY FUND



The

JPM Institutional

Global Strategic

Income Fund



FOR MORE INFORMATION ON THE JPM INSTITUTIONAL FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT (800)766-7722.



ANNUAL REPORT
OCTOBER 31, 1997